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                                                                    Exhibit 10.9


                                 AMENDMENT TO
                              TRANSIT GROUP, INC.
                           1998 STOCK INCENTIVE PLAN

     THIS AMENDMENT, is made this 16/th/ day of May, 2001, by TRANSIT GROUP, INC. (the "Corporation"), to the Corporation's 1998 Stock Incentive Plan (the "1998 Plan").

                               R E C I T A L S:
                               - - - - - - - -

     WHEREAS, the Board of Directors of the Corporation has deemed it advisable to amend the 1998 Plan as set forth below.

     NOW, THEREFORE, IT IS DECLARED that, effective May 16, 2001, the 1998 Plan shall be and is hereby amended as follows:

     1. Section 4(a) of the 1998 Plan shall be amended by deleting Section 4(a) and inserting the following Section 4(a) in lieu thereof:

         "4.  Shares of Stock Subject to the Plan; Award Limitations.
              ------------------------------------------------------

              (a) Subject to adjustments as provided in this Section 4, the number of shares of Common Stock that may be issued pursuant to Awards shall be the sum of (i) 32,000,000 plus (ii) one percent (1%) of the total issued and outstanding shares of Common Stock determined as of December 31 for each year that the Plan is in effect. Such shares shall be authorized but unissued shares or treasury shares of the Corporation or shares purchased on the open market. Notwithstanding the foregoing, the maximum number of shares of Common Stock that may be issued pursuant to Incentive Options shall be 32,000,000 shares."

     2. Except as specifically amended herein, all other provisions of the 1998 Plan shall remain in full force and effect.

     IN WITNESS WHEREOF, this Amendment is executed on behalf of Transit Group, Inc. as of the day and year first above written.


                                                   TRANSIT GROUP, INC.


                                                   By: /s/ Philip A. Belyew
                                                       ---------------------
                                                       Philip A. Belyew


ATTEST:


/s/ James G. Overley
------------------------
James G. Overley


              [CORPORATE SEAL]